Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE CASH RESERVE FUND, INC.

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On May 12, 2009, the Board of Directors of Credit Suisse Cash Reserve Fund, Inc. (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. In light of the Board's decision, shares of the Fund are no longer being offered effective July 13, 2009.

If the Plan is approved on the date of the special meeting of shareholders, which is expected to take place on September 15, 2009, each shareholder of the Fund would receive a distribution in an amount equal to the net asset value per share on or about September 22, 2009. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Fund. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

On May 18, 2009, the Fund stopped charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: May 15, 2009	16-0509 for CR-PRO-CMN CR-PRO-LOAD 2009-013